NOVEMBER 5, 2026
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD EMERGING MARKETS EQUITY FUND SUMMARY PROSPECTUS
DATED FEBRUARY 27, 2026, AS SUPPLEMENTED TO DATE
HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS
DATED FEBRUARY 27, 2026, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Emerging Markets Equity Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
At a Joint Special Meeting of Shareholders held on November 5, 2026, shareholders of Hartford Emerging Markets Equity Fund (the “Fund”) approved a proposal to reclassify the Fund from a diversified investment company to a non-diversified investment company and to eliminate the Fund’s related fundamental diversification policy. The change to the Fund’s diversification classification will become effective December 7, 2026. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective December 7, 2026:
(1) Under the headings “Principal Investment Strategy” in the above referenced Summary Prospectus and “Hartford Emerging Markets Equity Fund Summary Section - Principal Investment Strategy” in the above referenced Statutory Prospectus, the third sentence in the first paragraph is deleted in its entirety and replaced with the following:
The Fund is a non-diversified fund, meaning that the Fund may invest a larger proportion of its assets in the securities of one or more issuers than a fund that is “diversified”.
(2) Under the headings “Principal Risks” in the above referenced Summary Prospectus and “Hartford Emerging Markets Equity Fund Summary Section - Principal Risks” in the above referenced Statutory Prospectus, the following principal risk is added after “Quantitative Investing Risk”:
Non-Diversification Risk –  The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
(3) Under the heading “More Information About Risks” in the above referenced Statutory Prospectus, the following changes are being made:
(a) “Non-Diversification Risk” is added to the risk table and marked with a “✓” for “Hartford Emerging Markets Equity Fund”; and
(b) The following risk disclosure is added below the risk table:
NON-DIVERSIFICATION RISK –  A Fund that is non-diversified is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7808
November 2026